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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Dawson Geophysical Company:

     We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the Prospectus.

                                               KPMG PEAT MARWICK LLP

Midland, Texas

November 12, 1997